SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


December 10, 1999
------------------------------------------------
Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                             ----------------------
                             Commission File Number



                    Ohio                                  31-0987416
----------------------------------------------         ----------------------
(State or other jurisdiction of incorporation)         (I.R.S. Employer
                                                       Identification Number)

   138 Putnam Street
      P.O. Box 738,
      Marietta, Ohio                                     45750
----------------------------------------            -----------------
(Address of principal executive offices)               (Zip Code)



               Registrant's telephone number, including area code:
                                 (740) 373-3155


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



                           Index to Exhibits on page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events
         On December 10, 1999, Peoples Bancorp Inc. adopted a resolution authorizing the repurchase of up to 150,000 shares (or approximately 2.5% of the Company's outstanding common shares) from time to time in open market or privately negotiated transactions. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits.

      EXHIBIT NUMBER        DESCRIPTION

           99               News Release issued December 10, 1999

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  December 10, 1999                             PEOPLES BANCORP INC.
                                                     --------------------
                                                     Registrant



                                  By: /s/ ROBERT E. EVANS
                                          Robert E. Evans
                                          President and Chief Executive Officer




                            INDEX TO EXHIBITS


Exhibit Number                 Description                          Page
--------------    -------------------------------------            ------

     99           News Release issued December 10, 1999              4